Notes Payable	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 10 — NOTES PAYABLE

Asset Based Credit Facility

On April 21, 2017, the Company amended its credit agreement (as amended, the “Credit Agreement”) governing its asset based credit facility with Wells Fargo Bank, National Association (“Wells Fargo Bank”) to increase the maximum borrowing limit from $100,000 to $200,000. Such amendment, among other things, also extended the expiration date of the credit facility from July 15, 2018 to April 21, 2022. The Credit Agreement continues to allow for borrowings under the separate credit agreement (a “UK Credit Agreement”) which was dated March 19, 2015 with an affiliate of Wells Fargo Bank which provides for the financing of transactions in the United Kingdom. Such facility allows the Company to borrow up to 50 million British Pounds. Any borrowings on the UK Credit Agreement reduce the availability on the asset based $200,000 credit facility. The UK Credit Agreement is cross collateralized and integrated in certain respects with the Credit Agreement. Cash advances and the issuance of letters of credit under the credit facility are made at the lender’s discretion. The letters of credit issued under this facility are furnished by the lender to third parties for the principal purpose of securing minimum guarantees under liquidation services contracts more fully described in Note 2(c). All outstanding loans, letters of credit, and interest are due on the expiration date which is generally within 180 days of funding. The credit facility is secured by the proceeds received for services rendered in connection with liquidation service contracts pursuant to which any outstanding loan or letters of credit are issued and the assets that are sold at liquidation related to such contract. The Company paid Wells Fargo Bank a closing fee in the amount of $500 in connection with the April 2017 amendment to the Credit Agreement. The interest rate for each revolving credit advance under the Credit Agreement is, subject to certain terms and conditions, equal to the LIBOR plus a margin of 2.25% to 3.25% depending on the type of advance and the percentage such advance represents of the related transaction for which such advance is provided. The credit facility also provides for success fees in the amount of 2.5% to 17.5% of the net profits, if any, earned on the liquidation engagements funded under the Credit Agreement as set forth therein. Interest expense totaled $639, $1,503 and $4,247 for the years ended December 31, 2020, 2019 and 2018, respectively. There is no outstanding balance on this credit facility at December 31, 2020. The outstanding balance on this credit facility was $37,096 at December 31, 2019. At December 31, 2020, there were no open letters of credit outstanding.

We are in compliance with all financial covenants in the asset based credit facility at December 31, 2020.

Other Notes Payable

Notes payable include notes payable to a clearing organization for one of the Company’s broker dealers. The notes payable accrue interest at the prime rate plus 2.0% (6.75% at December 31, 2020) payable annually, maturing January 31, 2022. At December 31, 2020 and 2019, the outstanding balance for the notes payable was $714 and $1,071, respectively. Interest expense was $51, $87 and $111 for the years ended December 31, 2020, 2019 and 2018, respectively.

Also included in notes payable at December 31, 2020, was a $37,253 note payable to Garrison TNCI LLC which was assumed as part of the Company’s investment in Lingo Management LLC.  The note accrued interest at 12.5% per annum and had a maturity date of March 31, 2021. During the year ended December 31, 2020, interest expense on the note was $447.  The note was paid in full in January 2021.